Supplement dated October 15, 2021 to the Prospectus dated May 1, 2021 for policies issued by Pacific Life Insurance Company

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Investment Adviser/Manager Changes

Effective on or about November 1, 2021, the Investment Adviser/Manager for the International Small-Cap Portfolio will change from Franklin Advisers, Inc. to FIAM LLC.

Form No.15-51880-00